Scaling the Model BancAnalysts Association of Boston Conference November 2026 Exhibit 99.1

Forward-Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Pinnacle’s use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Pinnacle's future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) the anticipated benefits and risks related to the recently completed business combination transaction between Synovus Financial Corp., a Georgia corporation (“Synovus”) and Pinnacle Financial Partners, Inc., a Tennessee corporation (“Legacy Pinnacle”), including the risk that the cost savings and revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, the risk that the integration of Legacy Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, and risks related to management and oversight of the expanded business and operations of the combined company; (2) loan growth; (3) deposit growth; (4) net interest income and net interest margin; (5) revenue growth, including growth attributable to Pinnacle’s investment in Bankers Healthcare Group ("BHG"); (6) non-interest expense; (7) credit trends and key credit performance metrics; (8) our future operating and financial performance; (9) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management, including those statements related to our talent recruitment strategy and expected embedded growth from that strategy; (10) our effective tax rate; (11) our capital position; and (12) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Pinnacle to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Pinnacle's ability to control or predict. These forward-looking statements are based upon information presently known to Pinnacle's management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Pinnacle's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Pinnacle’s quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. 2

Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; adjusted return on common equity; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted total revenue taxable equivalent (TE); adjusted non-interest expense; adjusted tangible efficiency ratio; tangible common equity ratio; adjusted tangible common equity ratio; tangible book value per common share; adjusted revenue per share; and adjusted pre-provision net revenue (PPNR). The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on common equity; return on average common equity; total non-interest revenue; total revenue; revenue per share; total non-interest expense; efficiency ratio-TE; total shareholders' equity to total assets ratio; book value per common share; and PPNR, respectively. Management believes that these non-GAAP financial measures provide meaningful additional information about Pinnacle to assist management and investors in evaluating Pinnacle's operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share; and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Pinnacle's performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue, adjusted total revenue TE, and adjusted revenue per share are measures used by management to evaluate non-interest revenue, total revenue and adjusted revenue per share exclusive of net investment securities gains (losses), fair value adjustments on nonqualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by stakeholders to assess our capital position. Tangible book value per common share is used by stakeholders to assess our financial stability and value. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Pinnacle's control, or cannot be reasonably predicted. For the same reasons, Pinnacle's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 3

The Pinnacle Model
Economically Resilient Growth

Relationship-driven hiring

Continuous recruiting of bankers through the network; goal of bringing their best clients & colleagues

Decentralized empowerment

Local authority on decisions; specialists support the geographies & collaborate around the client

One unified incentive

Core plan centers on EPS & revenue growth(1) - metrics that drive shareholder return - not individual scorecards



ATTRACT
Be the best place to work
GPTW #3 - 93% score
HIRE
Land experienced producers
Avg 18 yrs experience
ALIGN
Drive collaboration & EPS focus
~8,600 employees - 1 core incentive plan
GROW
Migrate Business
Significant future growth already embedded
OUTPERFORM
Reach #1 in growth & returns
THE PINNACLE FLYWHEEL

The Model Scales to Legacy Synovus Markets

More than 50% of new revenue producers YTD are in legacy Synovus core markets



Revenue Producer Hires
1Q26
2Q26
3Q26
Other Markets
L-SNV Core Markets

Successfully migrated employees to PNFP incentive model

"The resounding feedback from my teams has been a message of excitement – that this is how banking was always meant to be.

– Charlie Clark, State Head of GA

Pinnacle FINANCIAL PARTNERS

Source: Internal Data; Note: GPTW defined as Great Place to Work, #3 reflective of rank in Financial Service and Insurance industry; (1) With core plan also subject to certain asset quality governors

4

Culture Strengthens Through the Merger

Pinnacle FINANCIAL PARTNERS

> "The effort we pour in - **deliberate, personal, relentless** - protects the soul of the company and shows up in every score.

HIGH EFFORT

Leaders put in the work





Monday Morning Sales Meetings
Every market, every week. Aligned before the week begins.

New Hire Welcome Days in Nashville
Every new teammate welcomed personally by Kevin Blair.

2 Day Orientation
8 hours of leadership presentations, then over the wall.

Regular Market Visits
Every spare moment, on the ground, with the team.

HIGH ENGAGEMENT

Employees feel the difference



GREAT PLACE TO WORK
#3 Best Workplaces Financial Services & Insurance

GREAT PLACE TO WORK SURVEY
93% Say Pinnacle is a Great Place to Work

REVENUE PRODUCER RETENTION
95% YTD as of 9/30/26

HAPPY CLIENTS

Clients respond with loyalty

CLIENT NPS SCORE
68
+2 vs 1Q26

CLIENT NPS RANK
#1
Vs Expanded Peer Set

Added More & Lost Fewer Large Accounts
new clients with $10k+ in deposits up 4% 3Q YTD YOY; attrition down 10% and balances up 25% for the same cohort[1]

Maintained #1 in Business Momentum
% clients planning to do more business with you *less* those planning to do less

Grew ~3x Faster than Our MSA Footprint
According to annual FDIC deposit market share data as of 6/30/26[1]

Sources: 2026 Great Place to Work Trust Index Survey and Best Workplaces in Financial Services and Insurance, published October 6, 2026; Coalition Greenwich Voice of Client, 2026 US Commercial Banking Study, Q2 2026 R4Q. Businesses with $1–500MM in sales in Pinnacle's footprint (AL, FL, GA, KY, NC, SC, TN, VA, DC). NPS rank vs. 9 peer banks; Business Momentum vs. 4 peer banks; company disclosures; (1) Compared to a combined basis

5

Merger Brings New Capabilities to Both Sides

Pinnacle FINANCIAL PARTNERS

FROM SYNOVUS

New to legacy Pinnacle clients

PRODUCTS

Commercial & Treasury

- Gateway digital platform powered by Q2: robust payment capabilities, mobile app and reporting tools
- Integrated Positive Pay
- International product set and FX wire
- Treasury product bundles for small business
- Mobile ready Flex LOC

Consumer & Wealth

- Digital Banking powered by Candescent: online origination, digital wallet and AI-powered insights
- Wealth credit product expansion
- Carefull financial safety

SPECIALTY BUSINESS LINES

- Agriculture
- Financial Institutions
- Senior Housing
- Affordable Housing
- Asset Based Lending
- Lender Finance
- Premium Finance
- ISO Sponsorship
- Institutional Trust
- Family Office



SNV → PNFP
NEW TO ALL
ERP integration
Upgraded branch technology
New Trust platform (2028)
SNV ← PNFP

FROM PINNACLE

New to legacy Synovus clients

PRODUCTS

Commercial & Deposits

- Specialty deposit verticals (HOA, Captive)
- Deposit escrow products and client management tools

Consumer

- Affinity debit cards for specialty verticals
- Medical HELOC

SPECIALTY BUSINESS LINES

- Music, Sports & Entertainment
- Legal Banking
- Renewable Energy
- Captive Banking
- Convenience & Gas
- Equipment Finance
- Insurance

Synergies unlocked by a more valuable offering on both sides of the combination

6

Conversion is on Track for March 2027

Pinnacle FINANCIAL PARTNERS

Testing, training and client-first preparation support confidence in a successful March conversion.

INTEGRATION JOURNEY

Foundations	Execution (TODAY)	Rehearsals	March 2027	Additional Synergies Unlocked
Key decisions + planning	Design, build, test, roll-out early functionality	Train, test, and prepare team members & clients for March conversion	Core + brand conversion	

Delivered YTD

- ✓ Thoughtfully designed systems, products and processes with client continuity/experience at the forefront.
- ✓ Key platform migrations: Client Care, Mortgage Origination, HSA offering, select Capital Markets capabilities.
- ✓ Phased PNFP card reissuance and initial signage deployment.

Key Focus Areas through March

November	Testing & Digital Mocks · Client Outreach
December	Training · Defect remediation
January	Mock conversion
February	Conversion communication mailed to clients
March	1,600+ points of embedded support across the footprint

Illustrative key focus areas by month

New tools to support faster, smoother conversion

- AI-powered commercial digital assistant for client servicing and support
- Digitally powered commercial client switch tool
- Synovus-built chat tool for quick reference to policies and procedures

Hundreds of enterprise client conversions executed on Q2, the platform behind Gateway

7

Team is Aligned on Driving Shareholder Value

Pinnacle FINANCIAL PARTNERS

ANNUAL CASH INCENTIVE One plan, built on growth

ONE
Core Plan

For ~94% of our ~8,600 team members

- EPS Growth: 75% weighting
- Revenue Growth: 25% weighting
- Asset Quality Qualifier

Targets are set within top quartile bands

2026E EPS Growth



PNFP 2026E
BHAG
100% Payout
Top Quartile

2026E Pro Forma Revenue Growth



BHAG
PNFP 2026E
100% Payout
Top Quartile

LONG-TERM EQUITY Owners at every level

ALL
Team Members

Equity for everyone

Annual stock awards make every team member a shareholder with a stake in long-term value

ALL
Executives

Equity earned on performance

Measured against peers over three years

- Tangible Book Value Per Share Growth: 50% weighting
- Return on Avg Tangible Common Equity: 50% weighting
- Total Shareholder Return Modifier

100% payout requires top quartile ranking vs. peers

Note: BHAG defined as Big Hairy Audacious Goal; 2026E growth reflects S&P Capital IQ Pro consensus as of October 29, 2026 for PNFP and such peers as ASB, BOKF, CFG, CFR, COLB, FCNC.A, FHN, FITB, FLG, FNB, HBAN, KEY, MTB, ONB, PNC, RF, SSB, TFC, UMBF, VLY, WAL, WTFC, ZION. 2026E revenue growth is pro forma for certain peer mergers completed in 2025 and 2026; 2026E EPS growth is not adjusted for mergers

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